SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (date of earliest event reported): May 6, 2003


                      TECHNICAL COMMUNICATIONS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


       Massachusetts                  0-8588                     04-2295040
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


  100 Domino Drive, Concord, Massachusetts                 01742
---------------------------------------------           ------------
  (Address of Principal Executive Offices)               (Zip Code)


                                 (978) 287-5100
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 7.       Financial Statements and Exhibits.

              a. Financial statements of businesses acquired. Not applicable.

              b. Pro forma financial information. Not applicable.

              c. Exhibits. The following exhibits are filed with this report:

                 Exhibit No.                                 Title
                 -----------                                 -----
                    99                                   Press Release


Item 9.       Regulation FD Disclosure

              The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

              On May 6, 2003, Technical Communications Corp. (the "Company") announced its earnings for the second quarter of fiscal 2003. A copy of the press release dated May 6, 2003 describing earnings for the second quarter of fiscal 2003 is attached as Exhibit 99 to this report.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Technical Communications Corporation



Dated:  May 6, 2003                 By: /s/ Carl H. Guild, Jr.
                                       ---------------------------------------
                                       Carl H. Guild, Jr.
                                       President and Chief Executive Officer